AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON September 17, 2020

SECURITIES ACT FILE NO. _______

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐Pre-Effective Amendment No.

☐Post-Effective Amendment No.

VANGUARD INDEX FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. BOX 2600, VALLEY FORGE, PA 19482

(Address of Principal Executive Office)

Registrant's Telephone Number (610) 669-1000

ANNE E. ROBINSON, ESQUIRE

P.O. BOX 876, VALLEY FORGE, PA 19482

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective on October 17, 2020, pursuant to Rule 488 under the Securities Act of 1933.

The title of securities being registered are Vanguard Value Index Fund Admiral Shares.

No filing fee is due in reliance on Section 24(f) under the Investment Company Act of 1940.

IMPORTANT PROXY NEWS FOR SHAREHOLDERS

Vanguard U.S. Value Fund

Proxy Information

Vanguard U.S. Value Fund (the "U.S. Value Fund") will host a Special Meeting of Shareholders over the internet in a virtual format on Friday, January 22, 2021, at [4:00 p.m.], Eastern Time (the "Special Meeting"). The purpose is for shareholders to vote on a proposal to reorganize the U.S. Value Fund on a tax-free basis into Vanguard Value Index Fund.

The first few pages of this booklet highlight key points about the proposed reorganization and explain the proxy process, including how to cast your votes. Before you vote, please read the full text of the combined proxy statement/prospectus for a complete understanding of the proposal.

Please Vote Immediately!

You can vote by mail or telephone, through the internet, or by virtually attending the Special Meeting; details can be found on the enclosed proxy insert.

KEY POINTS ABOUT THE REORGANIZATION

Purpose of the Reorganization

The purpose of the proposed reorganization is to combine Vanguard U.S. Value Fund (the "U.S. Value Fund") with and into Vanguard Value Index Fund (the "Value Index Fund") (each, a "Fund" and collectively, the "Funds"). The proposal would consolidate the assets of the Funds and place U.S. Value Fund shareholders in a comparable fund with better historical long-term investment performance; deliver a large expense ratio reduction for U.S. Value Fund shareholders; and create a larger combined fund, which we anticipate, over time, would achieve greater economies of scale.

The U.S. Value Fund launched its Investor Shares in 2000. The investment objective of the U.S. Value Fund is to seek to provide long-term capital appreciation and income. The Fund invests substantially all of its assets in U.S. common stocks, with a focus on value stocks—those that are generally out of favor with investors and that typically (but not always) have lower-than-average price/earnings (P/E) ratios. The advisor selects stocks of primarily large and mid- size companies by using a quantitative process to identify stocks that the advisor believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers.

The Value Index Fund launched its Admiral™ Shares in 2000. The investment objective of the Value Index Fund is to seek to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The Fund employs an indexing investment approach designed to track the performance of the CRSP US Large Cap Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

U.S. Value Fund shareholders should experience certain benefits from becoming shareholders of the Value Index Fund, which has a significantly larger asset base than the U.S. Value Fund. U.S. Value Fund shareholders would realize cost savings through a significantly lower expense ratio while continuing to be invested in a fund that provides similar market exposure with better historical long-term investment performance. Combining the Funds could benefit both sets of shareholders by allowing fixed costs to be spread over a larger asset base, which we anticipate, over time, could lead to lower expenses for the combined fund.

The Funds' Boards of Trustees believe that it is in shareholders' best interests to reorganize the U.S. Value Fund into the Value Index Fund, which will issue Admiral Shares of the Value Index Fund to shareholders of the U.S. Value Fund.1 If the reorganization is approved, you will become a shareholder of the Value Index Fund, and the U.S. Value Fund, which will have no remaining assets, will be dissolved.

Lower Costs for Shareholders

For the fiscal year ended 2019, the U.S. Value Fund had an expense ratio of 0.22% for Investor Shares, which translates into an annual cost to shareholders of $22 for each $10,000 invested; the Value Index Fund had an expense ratio of 0.05% for Admiral Shares, which translates into an annual cost to shareholders of $5 for each $10,000 invested and is approximately 77% lower than the expense ratio of the U.S. Value Fund.

Comparison of Investment Performance

As shown in the following table, the average annual total returns of the Admiral Shares of the Value Index Fund have been higher than those of the Investor Shares of the U.S. Value Fund over the long term. Also shown are the returns

1Following the reorganization, shareholders owning Admiral Shares of the combined fund that meet the applicable eligibility requirements for another share class of the combined fund may request a self-directed conversion to such other share class at any time.

i

of the Funds' benchmarks, the Russell 3000 Value Index for the U.S. Value Fund and the CRSP US Large Cap Value Index for the Value Index Fund, which each measure the performance of the value segment of the U.S. equity market.

U.S. Value Fund
Investor Shares	21.11%	7.02%	11.68%

Value Index Fund
Admiral Shares	25.82%	10.06%	12.48%

Russell 3000 Value Index	26.26%	8.20%	11.71%
CRSP US Large Cap Value Index	25.85%	10.09%	–

1

2

3

Returns shown are before taxes and net of fees.

Keep in mind that the Funds' past performance does not indicate how they will perform in the future. Actual future performance may be higher or lower than the performance shown.

This reflects no deduction for fees, expenses, or taxes.

Comparison of Investment Objectives, Strategies, Policies, and Risks

The U.S. Value Fund and the Value Index Fund both invest in large-capitalization value stocks of U.S. companies; however, the U.S. Value Fund also invests in mid-capitalization value stocks of U.S. companies. Importantly, the Funds have different investment objectives and strategies. The U.S. Value Fund is actively managed and seeks to provide long-term capital appreciation and income. The advisor selects stocks by using a quantitative process to identify stocks that the advisor believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers. Unlike the U.S. Value Fund, the Value Index Fund is an index fund that seeks to track the performance of its benchmark index. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.

The Funds have identical fundamental policies except with respect to investment objectives and industry concentration. With respect to investment objectives, the U.S. Value Fund's investment objective is not fundamental and therefore any change thereto does not require shareholder approval. The Value Index Fund's investment objective is fundamental and therefore any material change thereto would require shareholder approval. With respect to industry concentration, the U.S. Value Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. The Value Index Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries, except as may be necessary to approximate the composition of its target index. These industry concentration policies are fundamental and can be changed only with shareholder approval. Based on these differences, we are seeking shareholder approval of the reorganization. If the reorganization is approved by shareholders, the U.S. Value Fund will merge into the Value Index Fund, which will retain its industry concentration policy. The Funds are classified as diversified within the meaning of the Investment Company Act of 1940 (the "1940 Act").

The Funds have similar principal risks. Both are subject to stock market risk, which is the chance that stock prices overall will decline, and investment style risk, which is the chance that returns from the types of stocks in which a Fund invests will trail returns from the overall stock market. The U.S. Value Fund is also subject to asset concentration risk, which is the chance that the Fund's performance may be adversely affected by the poor performance of relatively few stocks as compared with other mutual funds that invest in more stocks, and manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Investment Advisory Arrangements

The Vanguard Group, Inc. ("Vanguard") serves as investment advisor to both Funds. Vanguard's Quantitative Equity Group manages the U.S. Value Fund, and Vanguard's Equity Index Group manages the Value Index Fund. After the completion of the reorganization, Vanguard will continue to serve as investment advisor to the combined fund through its Equity Index Group.

Service Arrangements

Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each Fund is a series of a Delaware statutory trust. The Funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts' jointly owned subsidiary, Vanguard. Vanguard may contract with certain third- party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard's oversight. Vanguard was established and operates under an Amended and Restated Funds' Service Agreement ("Funds' Service Agreement"). Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

Each Fund pays its share of Vanguard's total expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

How the Reorganization Will Affect Your Account

If U.S. Value Fund shareholders approve the proposed reorganization, Investor Shares of the U.S. Value Fund will be exchanged, on a tax-free basis, for an equivalent dollar amount of Admiral Shares of the Value Index Fund.2 Your account registration and account options will be the same, unless you alter them. In addition, your aggregate tax basis in your shares will remain the same.

The U.S. Value Fund is closed for investments by new accounts, and it will stop accepting purchase requests from existing accounts shortly before the reorganization is scheduled to occur. If you place a purchase order directly or through an investment program during this period before the reorganization, it will be rejected.

Tax-Free Nature of the Reorganization

The proposed exchange of shares is expected to be accomplished on a tax-free basis. Accordingly, we anticipate that U.S. Value Fund shareholders will not realize any capital gains or losses directly from this exchange. However, you should pay close attention to these points:

∙Final distribution(s). Prior to the reorganization, the U.S. Value Fund will distribute to its shareholders any remaining undistributed net income and/or realized capital gains, including any capital gains resulting from portfolio turnover prior to the reorganization. This distribution(s) will be taxable to U.S. Value Fund shareholders as ordinary income or capital gains, as applicable.

2Following the reorganization, shareholders owning Admiral Shares of the combined fund that meet the applicable eligibility requirements for another share class of the combined fund may request a self-directed conversion to such other share class at any time.

∙Payments of distributions. Following the reorganization, Value Index Fund shareholders (including former shareholders of the U.S. Value Fund) will participate fully in the distributions, if any, made for the Value Index Fund.

∙Cost basis. Following the reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the U.S. Value Fund and the Value Index Fund. Vanguard will provide certain cost basis information in connection with the reorganization on its "Report of Organizational Actions Affecting Basis of Securities," which will be available on vanguard.com shortly after the reorganization.

If you choose to redeem your shares before the reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction.

Questions & Answers

Q.Who gets to vote?

A.Any person who owned shares of the U.S. Value Fund on October 15, 2020, the "record date," gets to vote—even if the investor later sold the shares.

Q.How can I vote?

A.You can vote in any one of four ways:

1.Through the internet at the website listed on the enclosed proxy card.

2.By telephone, with a toll-free call to the number listed on the enclosed proxy card.

3.By mail, with the enclosed proxy card.

4.By virtually attending the Special Meeting of Shareholders (the "Special Meeting"), which will be held over the internet in a virtual format on Friday, January 22, 2021, at [4:00 p.m.], Eastern Time.

Vote on the internet	Vote by phone	Vote by mail	Vote at the Special
Meeting
Log on to the website	Call the phone number	Vote, sign, and date the	Log on to the website
listed on the enclosed	indicated on the	enclosed proxy card	listed below on January
proxy card. Follow the	enclosed proxy card.	and return in the	22, 2021, at [4:00
on-screen instructions.	Follow the recorded	postage-paid envelope.	p.m.], Eastern Time.
instructions available
24 hours per day.

We encourage you to vote through the internet or by telephone, using the voting control number that appears on your proxy card. These voting methods will save your Fund money (because they require no return postage). Whichever method you choose, please take the time to read the full text of our proxy statement/prospectus before you vote. If you would like to change your previous vote, you may do so using any of the methods described above.

Q.I plan to vote by mail. How should I sign my proxy card?

A.You should sign your name exactly as it appears on the enclosed proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for other types of accounts should be signed in a way that indicates the signer's authority—for example "John Brown, Custodian."

Q.I plan to participate in the Special Meeting. How do I access the virtual meeting?

A.Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of the Funds' shareholders, employees, and community, the Special Meeting will be conducted exclusively online via live webcast. Shareholders may attend the Special Meeting online by visiting http://www.meetingcenter.io/268468116 and entering the voting control number, which is included on the enclosed proxy card. The password for the Special Meeting is VUSV2021. The Special Meeting will begin promptly at [4:00 p.m.] Eastern Time. We encourage you to access the Special Meeting prior to the start time leaving ample time for check in.

If your shares are held through a stock brokerage account or by a bank or other holder of record (each, an "intermediary") you will need to request a legal proxy from the intermediary in order to receive access to the Special Meeting. You must then submit proof of your proxy power ("legal proxy") reflecting your holdings along with your name and email address to Computershare Fund Services ("Computershare").

Requests for registration must be labeled as "Legal Proxy" and be received no later than 5:00 p.m., Eastern Time, on January 19, 2021. You will receive a confirmation of your registration by email that includes the voting control number necessary to access and vote at the Special Meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.

v

VANGUARD U.S. VALUE FUND, A SERIES OF VANGUARD MALVERN FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Vanguard U.S. Value Fund (the "U.S. Value Fund") will host a Special Meeting of Shareholders on January 22, 2021, at [4:00 p.m.], Eastern Time (the "Special Meeting"). At the Special Meeting, we will ask shareholders of the U.S. Value Fund to vote:

1.To approve the Agreement and Plan of Reorganization, providing for (i) the transfer of substantially all of the assets of the U.S. Value Fund to Vanguard Value Index Fund (the "Value Index Fund"), a series of Vanguard Index Funds, in exchange for shares of beneficial interest of the Value Index Fund; (ii) the assumption by the Value Index Fund of the liabilities of the U.S. Value Fund; and (iii) the distribution of Value Index Fund shares to the shareholders of the U.S. Value Fund in complete liquidation of the U.S. Value Fund.

2.To transact such other business as may properly come before the Special Meeting.

The Special Meeting will be held over the internet in a virtual format. The Board of Trustees for the U.S. Value Fund has fixed the close of business on October 15, 2020, as the record date for the determination of those shareholders entitled to receive notice of, and to vote at, the Special Meeting.

By Order of the Board of Trustees

Anne E. Robinson, Secretary

[October 19], 2020

YOUR VOTE IS IMPORTANT

YOU CAN VOTE EASILY AND QUICKLY THROUGH THE INTERNET, BY TOLL-FREE

TELEPHONE CALL, OR BY MAIL. JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR

ON YOUR PROXY CARD. YOU MAY ALSO VOTE BY ATTENDING THE SPECIAL MEETING VIRTUALLY ON JANUARY 22, 2021. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY.

COMBINED PROXY STATEMENT/PROSPECTUS

[October 19], 2020

Proxy statement for:

VANGUARD U.S. VALUE FUND

A Series of Vanguard Malvern Funds

P.O. Box 2600

Valley Forge, Pennsylvania 19482

800-662-7447

Prospectus for:

VANGUARD VALUE INDEX FUND

A Series of Vanguard Index Funds

P.O. Box 2600

Valley Forge, Pennsylvania 19482

800-662-7447

INTRODUCTION

This combined proxy statement/prospectus is furnished to shareholders of Vanguard U.S. Value Fund (the "U.S. Value Fund") in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Vanguard Malvern Funds, to be used at a special meeting of shareholders of the U.S. Value Fund (the "Special Meeting") to be held on January 22, 2021, at [4:00 p.m.], over the internet in a virtual format. At the Special Meeting, shareholders will be asked to consider and vote to approve a proposal to reorganize the U.S. Value Fund with and into Vanguard Value Index Fund (the "Value Index Fund") (each, a "Fund" and collectively, the "Funds") as discussed in this combined proxy statement/prospectus.

Proposal Summary. The proposal would consolidate the assets of the Funds and place U.S. Value Fund shareholders in a comparable fund with better historical long-term investment performance; deliver a large expense ratio reduction for U.S. Value Fund shareholders; and create a larger combined fund, which we anticipate, over time, would achieve greater economies of scale. The Value Index Fund is an index fund that seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

The reorganization involves a few basic steps. First, the U.S. Value Fund will transfer substantially all of its assets and all of its liabilities to the Value Index Fund in exchange for Admiral Shares of the Value Index Fund. Simultaneously, the U.S. Value Fund will distribute such shares to its shareholders and the Value Index Fund will open an account for each shareholder, crediting it with an amount of the Value Index Fund's Admiral Shares equal in value to the Investor Shares of the U.S. Value Fund owned by each shareholder at the time of the reorganization.3 These steps together are referred to in this proxy statement/prospectus as the "Reorganization." Thereafter, the U.S. Value Fund will be dissolved, wound up, and terminated in accordance with its Declaration of Trust and applicable law.

Read and Keep These Documents. Please read this entire proxy statement/prospectus along with the enclosed Value Index Fund prospectus, dated April 28, 2020, as supplemented, before casting your vote. The prospectus sets forth concisely the information about the Value Index Fund that a prospective investor ought to know before investing.

3Following the reorganization, shareholders owning Admiral Shares of the combined fund that meet the applicable eligibility requirements for another share class of the combined fund may request a self-directed conversion to such other share class at any time.

These documents contain information that is important to your proxy vote decision, and you should keep them for future reference.

Additional Information Is Available. The Value Index Fund's Statement of Additional Information dated April 28, 2020, contains important information about the Value Index Fund. It has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated into this proxy statement/prospectus by reference. In addition, the U.S. Value Fund's prospectus dated January 31, 2020, as supplemented on July 29, 2020, and Statement of Additional Information dated January 31, 2020, as supplemented on March 23, 2020, as supplemented on April 17, 2020, as supplemented on July 27, 2020, and as supplemented on July 29, 2020, are incorporated by reference into and are considered part of this proxy statement/prospectus. The Statement of Additional Information relating to the Reorganization dated [October 17], 2020, also is incorporated by reference into this proxy statement/prospectus. The audited financial statements and related independent registered public accounting firm's report for the U.S. Value Fund is contained in its annual report for the fiscal year ended September 30, 2019, and for the Value Index Fund is contained in its annual report for the fiscal year ended December 31, 2019. The U.S. Value Fund's most recent semiannual shareholder report is contained in the shareholder report for the fiscal period ended March 31, 2020. The Value Index Fund's most recent semiannual shareholder report is contained in the shareholder report for the fiscal period ended June 30, 2020. You can obtain copies of these documents without charge by calling Vanguard at 800- 662-7447, by writing to us at P.O. Box 2600, Valley Forge, PA 19482-2600, or by visiting the EDGAR database on the SEC's website (www.sec.gov).

The Board of Trustees of the U.S. Value Fund has fixed the close of business on October 15, 2020, as the record date for the determination of those shareholders entitled to receive notice of, and to vote at, the Special Meeting. This proxy statement/prospectus is expected to be first sent to shareholders on or about [October 30], 2020.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

COMBINED PROXY STATEMENT/PROSPECTUS

TABLE OF CONTENTS

INTRODUCTION
Proposal Summary	COVER
OVERVIEW	x
The Proposed Reorganization	x
Investment Objectives, Strategies, Policies, and Risks of Each Fund	x
Investment Advisory Arrangements	x
Service Arrangements	x
Purchase, Redemption, Exchange, and Conversion Information	x
Distribution Schedules	x
Tax-Free Reorganization	x
Fees and Expenses	x
Portfolio Turnover	x
INVESTMENT PRACTICES AND RISK CONSIDERATIONS	x
Investment Objective	x
Principal Investment Strategies	x
Principal Risks	x
Other Investment Policies and Risks	x
Comparison of Investment Objectives, Investment Strategies, and Risks	x
Investment Advisors and Portfolio Managers	x
Comparison of Fundamental Investment Policies	x
Investment Performance of the Funds	x
Share Price	x
Purchases, Redemptions and Exchanges of Fund Shares; Other
Shareholder Information	x
Payments to Financial Intermediaries	x
Advisory Arrangements	x
Dividends, Capital Gains, and Taxes	x
Frequent-Trading Limitations	x
Financial Highlights	x
Information About the Reorganization	x
RECOMMENDED VOTE	x
ADDITIONAL INFORMATION ABOUT THE FUNDS	x

Form of Organization	x
Trustees	x
Voting Rights	x
Independent Auditor	x
Service Agreements	x
GENERAL INFORMATION	x
Vote Needed to Approve the Reorganization	x
Proxy Solicitation Methods	x
Proxy Solicitation Costs	x
Quorum	x
Revoking a Proxy	x
Adjournment	x
Shareholder Proposals	x
Voting Rights	x
Shares Outstanding	x
Nominee Accounts	x
Annual/Semiannual Reports	x
Proxy Materials	x
Principal Shareholders	x
Other Matters	x
Obtaining Information from the SEC	x
APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
APPENDIX B
VALUE INDEX FUND PROSPECTUS

OVERVIEW

This section summarizes key information concerning the proposed Reorganization. Keep in mind that more detailed information appears throughout this proxy statement/prospectus. Please be sure to read everything.

The Proposed Reorganization. At a meeting on July 23, 2020, the Board of Trustees for each Fund approved a plan to combine the U.S. Value Fund with and into the Value Index Fund. The plan calls for the U.S. Value Fund to transfer substantially all of its assets and all of its liabilities to the Value Index Fund in exchange for Admiral Shares of the Value Index Fund. If the proposal is approved by shareholders of the U.S. Value Fund, such shareholders will receive distributions from the U.S. Value Fund of Admiral Shares of the Value Index Fund equivalent in value to their investments at the time of the Reorganization.4 The closing of the Reorganization is currently expected to occur on or about February 5, 2021. The U.S. Value Fund would then be dissolved, wound up, and terminated. The Reorganization would result in an exchange of your Investor Shares in the U.S. Value Fund for new Admiral Shares of the Value Index Fund, and it is expected to occur on a tax-free basis. The Boards of Trustees of the Funds have concluded that the proposed Reorganization is in the best interests of the Funds and will not dilute the interests of the Funds' shareholders.

Accordingly, the Board of Trustees of the U.S. Value Fund is submitting the proposal to shareholders and is recommending that they vote "FOR" the Reorganization.

Investment Objectives, Strategies, Policies, and Risks of Each Fund. The U.S. Value Fund and the Value Index Fund both invest in large-capitalization value stocks of U.S. companies; however, the U.S. Value Fund also invests in mid- capitalization value stocks of U.S. companies. Importantly, the Funds have different investment objectives and strategies. The U.S. Value Fund has an investment objective to seek to provide long-term capital appreciation and income. The Fund invests substantially all of its assets in U.S. common stocks, with a focus on value stocks—those that are generally out of favor with investors and that typically (but not always) have lower-than-average price/earnings (P/E) ratios. The advisor selects stocks of primarily large and mid-size companies by using a quantitative process to identify stocks that the advisor believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers. The Value Index Fund has an investment objective to seek to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The Fund employs an indexing investment approach designed to track the performance of the CRSP US Large Cap Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

The Funds have identical fundamental policies except with respect to investment objectives and industry concentration. With respect to investment objectives, the U.S. Value Fund's investment objective is not fundamental and therefore any change thereto does not require shareholder approval. The Value Index Fund's investment objective is fundamental and therefore any material change thereto would require shareholder approval. With respect to industry concentration, the U.S. Value Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. The Value Index Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries, except as may be necessary to approximate the composition of its target index. These industry concentration policies are fundamental and can be changed only with shareholder approval. Based on these differences, we are seeking shareholder approval of the Reorganization. If the Reorganization is approved by shareholders, the U.S. Value Fund will merge into the Value Index Fund, which will retain its industry concentration policy. The Value Index Fund's industry concentration policy is intended to ensure that the Fund, as an index fund, will remain able to invest in accordance with its stated investment objective and strategies.

4Following the reorganization, shareholders owning Admiral Shares of the combined fund that meet the applicable eligibility requirements for another share class of the combined fund may request a self-directed conversion to such other share class at any time.

The Funds have similar principal risks. Both are subject to stock market risk, which is the chance that stock prices overall will decline, and investment style risk, which is the chance that returns from the types of stocks in which a Fund invests will trail returns from the overall stock market. The U.S. Value Fund is also subject to asset concentration risk, which is the chance that the Fund's performance may be adversely affected by the poor performance of relatively few stocks as compared with other mutual funds that invest in more stocks, and manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

These investment objectives, strategies, policies, and risks are discussed in detail under "Investment Practices and Risk Considerations." Complete descriptions of the investment objectives, strategies, policies, and risks of the U.S. Value Fund and the Value Index Fund are contained in each Fund's prospectus, along with any accompanying prospectus supplements, and Statement of Additional Information.

Investment Advisory Arrangements. The Vanguard Group, Inc. ("Vanguard"), serves as investment advisor to both Funds. Vanguard manages the investment and reinvestment of the Funds' respective assets and continuously reviews, supervises, and directs the Funds' investment programs. Further details about the advisory arrangements for the U.S. Value Fund and the Value Index Fund are provided in this Overview and under the section entitled "Additional Information About the Funds."

Service Arrangements. Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each Fund is a series of a Delaware statutory trust. The Funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts' jointly owned subsidiary, Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard's oversight. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund pays its share of Vanguard's total expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Vanguard was established and operates under the Fifth Amended and Restated Funds' Service Agreement ("Funds' Service Agreement"). The Funds' Service Agreement provides that each Fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each Fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. As of September 30, 2019, the U.S. Value Fund had contributed $67,000 in capital to Vanguard, representing less than 0.01% of the Fund's average net assets and 0.03% of Vanguard's capitalization. As of December 31, 2019, the Value Index Fund had contributed $4,004,000 in capital to Vanguard, representing less than 0.01% of the Fund's average net assets and 1.60% of Vanguard's capitalization.

Additional information about the service agreements for each Fund appears under "Additional Information About the Funds."

Purchase, Redemption, Exchange, and Conversion Information. The purchase, redemption, and exchange features of the Funds are identical. The Value Index Fund offers a conversion feature that allows shareholders to convert from one share class of the Fund to another, whereas the U.S. Value Fund does not offer a conversion feature because the Fund offers only one share class.

The different share classes of the Value Index Fund (including the Institutional Shares) may be converted to another share class of the Fund, as applicable. For example, if the account balance in your Value Index Fund's Institutional Shares falls below the minimal initial investment of $5 million, the Fund may convert your shares to another class of shares of the Fund, which may result in a higher expense ratio. As noted above, the U.S. Value Fund has no conversion feature.

Distribution Schedules. The Funds have different distribution schedules. For the U.S. Value Fund, dividend and capital gains distributions, if any, generally occur annually in December. For the Value Index Fund, dividends generally are distributed quarterly in March, June, September, and December, and capital gains distributions, if any, generally occur annually in December.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Funds will receive a favorable opinion from legal counsel to that effect. Please see "Investment Practices and Risk Considerations: Information About the Reorganization: Tax-Free Reorganization" for additional information.

Fees and Expenses

In the Reorganization, Investor Shares of the U.S. Value Fund will be exchanged, on a tax-free basis, for an equivalent dollar amount of Admiral Shares of the Value Index Fund.5 The tables below compare the fees and annualized expenses of Investor Shares of the U.S. Value Fund as of March 31, 2020, and Admiral Shares of the Value Index Fund as of June 30, 2020. The tables also show the estimated fees and expenses of Admiral Shares of the combined fund, on a pro forma basis, as of June 30, 2020, and do not include the estimated costs of the Reorganization (for information about the costs of the Reorganization please see "Expenses of the Reorganization"). Pro forma numbers are estimated in good faith and are hypothetical. The actual fees and expenses of the Funds and the combined fund as of the closing date may differ from those reflected in the tables below.

Shareholder Fees (fees paid directly from your investment)

	U.S. Value Fund	Value Index Fund	Value Index Fund
	Investor Shares	Admiral Shares	Pro Forma
Combined Fund
Admiral Shares
Sales Charge (Load)	None	None	None
Imposed on Purchases

Purchase Fee	None	None	None

Sales Charge (Load)	None	None	None
Imposed on Reinvested
Dividends

Redemption Fee	None	None	None

Account Service Fee (for	$20/year	$20/year	$20/year
certain fund account
balances below $10,000)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	U.S. Value Fund	Value Index Fund	Value Index Fund
	Investor Shares	Admiral Shares	Pro Forma
Combined Fund
Admiral Shares
Management Fees	0.20%	0.04%	0.04%

12b-1 Distribution Fee	None	None	None

5Following the reorganization, shareholders owning Admiral Shares of the combined fund that meet the applicable eligibility requirements for another share class of the combined fund may request a self-directed conversion to such other share class at any time.

Other Expenses	0.02%	0.01%	0.01%

Total Annual Fund Operating	0.22%	0.05%	0.05%
Expenses
Examples

The following examples are intended to help you compare the cost of investing in the U.S. Value Fund, Admiral Shares of the Value Index Fund, and Admiral Shares of the combined fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in each Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

U.S. Value Fund	$23	$71	$124	$280
Investor Shares

Value Index Fund	$5	$16	$28	$64
Admiral Shares
Value Index Fund	$5	$16	$28	$64
Pro Forma
Combined Fund
Admiral Shares

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce each Fund's performance. During the most recent fiscal year ended September 30, 2019, the U.S. Value Fund's portfolio turnover rate was 61%. During the most recent fiscal year ended December 31, 2019, the Value Index Fund's portfolio turnover rate was 12%.

INVESTMENT PRACTICES AND RISK CONSIDERATIONS

Following is a brief discussion of the investment objectives, strategies, and risks of the Funds. More detailed information is available in each Fund's prospectus and any accompanying prospectus supplements, and Statement of Additional Information. Please see the Value Index Fund's prospectus attached as Appendix B to this proxy statement/prospectus.

Investment Objective

The U.S. Value Fund has an investment objective to seek to provide long-term capital appreciation and income. The Value Index Fund has an investment objective to seek to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

The U.S. Value Fund's investment objective is not fundamental and therefore any change thereto does not require shareholder approval. The Value Index Fund's investment objective is fundamental and therefore any material change thereto would require shareholder approval of a majority of the Fund's shares, meaning the lesser of (1) shares representing 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy, or (2) shares representing more than 50% of the Fund's net assets.

Principal Investment Strategies

The U.S. Value Fund invests substantially all of its assets in U.S. common stocks, with a focus on value stocks—those that are generally out of favor with investors and that typically (but not always) have lower-than-average price/earnings (P/E) ratios. The advisor selects stocks of primarily large and mid-size companies by using a quantitative process to identify stocks that the advisor believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers. The Value Index Fund employs an indexing investment approach designed to track the performance of the CRSP US Large Cap Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Principal Risks

An investment in a Fund could lose money over short or long periods of time. You should expect a Fund's share price and total return to fluctuate within a wide range.

Both Funds are subject to the following risks, which could affect a Fund's performance:

∙Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. With respect to the Value Index Fund, the Fund's target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

∙Investment style risk, which is the chance that returns from the types of stocks in which a Fund invests will trail returns from the overall stock market. Large-cap value stocks (and small- and mid-cap value stocks for the U.S. Value Fund) tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. With respect to the U.S. Value Fund, historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. This volatility is due to several factors, including less certain growth and dividend-yield prospects.

The U.S. Value Fund is subject to the following additional risks:

∙Asset concentration risk, which is the chance that the Fund's performance may be adversely affected by the poor performance of relatively few stocks as compared with other mutual funds. The Fund tends to invest a high percentage of its assets in its ten largest holdings. As a result, the volatility experienced by the Fund may be greater than the overall volatility of the stock market.

∙Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financials sector subjects the Fund to proportionately higher exposure to the risks of this sector.

Other Investment Policies and Risks

In addition to investing in undervalued common stocks, the Funds may make other kinds of investments to achieve their objectives.

U.S. Value Fund

The U.S. Value Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are investments that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters— will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements.

The Fund may invest a small portion of its assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Value Index Fund

The Value Index Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's Board of Trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including equity futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management. Each Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a "CMT Fund"), which are low-cost money market funds. When investing in a CMT Fund, each Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Temporary Investment Measures. Each Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in a Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, a Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with a Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the U.S. Value Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Comparison of Investment Objectives, Investment Strategies, and Risks

The U.S. Value Fund and the Value Index Fund have different investment objectives. The U.S. Value Fund seeks to provide long-term capital appreciation and income while the Value Index Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The combined fund will retain the investment objective of the Value Index Fund.

The U.S. Value Fund and the Value Index Fund both invest in value stocks of U.S. companies; however, the U.S. Value Fund also invests in mid-capitalization value stocks of U.S. companies. Importantly, the Funds have different principal and other investment strategies. The U.S. Value Fund is actively managed, and the advisor selects stocks by using a quantitative process to identify stocks that the advisor believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers. Unlike the U.S. Value Fund, the Value Index Fund is an index fund that attempts to replicate its target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index. The combined fund will continue to utilize the principal and other investment strategies of the Value Index Fund.

The Funds have similar principal and other risks. Both Funds are subject to stock market risk and investment style risk. Because the U.S. Value Fund tends to invest a high percentage of assets in its ten largest holdings and is actively managed, the Fund is also subject to asset concentration risk, manager risk, and other additional risks. The combined fund will continue to have the principal and other risks of the Value Index Fund.

Investment Advisors and Portfolio Managers

Vanguard serves as investment advisor to both Funds. Vanguard's Quantitative Equity Group manages the U.S. Value Fund and Vanguard's Equity Index Group manages the Value Index Fund. As of December 31, 2019, Vanguard served as advisor for approximately $5 trillion in assets. Vanguard provides investment advisory services to the Funds pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Funds. After the completion of the Reorganization, Vanguard will continue to serve as investment advisor to the combined fund through its Equity Index Group.

For the fiscal year ended September 30, 2019, the advisory expenses for the U.S. Value Fund represented an effective annual rate of 0.08% of the Fund's average net assets. For the fiscal year ended December 31, 2019, the advisory expenses for the Value Index Fund represented an effective annual rate of 0.01% of the Fund's average net assets.

Under the terms of an SEC exemption, the Funds' Boards of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund's advisory arrangements will be communicated to shareholders in writing. As the Funds' sponsor and overall manager, Vanguard may provide investment advisory services to the Funds at any time. Vanguard may also recommend to the Boards of Trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.

For a discussion of why the Boards of Trustees approved each Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders.

The managers primarily responsible for the day-to-day management of the Funds are:

U.S. Value Fund

James P. Stetler, Senior Portfolio Manager at Vanguard. He has been with Vanguard since 1982, has worked in investment management since 1996, has managed investment portfolios since 2003, and has managed the Fund since 2008 (co-managed since 2012). Education: B.S., Susquehanna University; M.B.A., Saint Joseph's University.

Binbin Guo, Ph.D., Principal of Vanguard and head of the Alpha Equity Investment team within Vanguard's Quantitative Equity Group. He oversees the active quantitative equity funds and separately managed equity accounts. He has been with Vanguard since 2007 and has co-managed the Fund since 2016. Education: B.S. and M.S., Tsinghua University, China; Ph.D. and M.Phil., Yale University.

Value Index Fund

Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Fund since 2016. Education: B.A., Arcadia University; M.B.A., Villanova University.

Gerard C. O'Reilly, Principal of Vanguard. He has been with Vanguard since 1992, and has managed investment portfolios, including the Fund, since 1994 (co-managed since 2016). Education: B.S., Villanova University.

The portfolio managers to the Value Index Fund are expected to serve as the portfolio managers for the combined fund. The Funds' statements of additional information provide additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

Comparison of Fundamental Investment Policies

The Funds share the following identical fundamental policies:

Borrowing – Each Fund may borrow money only as permitted by the Investment Company Act of 1940 (the "1940 Act") or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Commodities – Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Diversification – With respect to 75% of its total assets, each Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Loans – Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Real Estate – Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.

Senior Securities – Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Underwriting – Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the "1933" Act), in connection with the purchase and sale of portfolio securities.

The Funds have different fundamental policies with respect to investment objectives and industry concentration. With respect to investment objectives, the U.S. Value Fund's investment objective is not fundamental and therefore any change thereto does not require shareholder approval. The Value Index Fund's investment objective is fundamental and therefore any material change thereto would require shareholder approval. With respect to industry concentration, the U.S. Value Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. The Value Index Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries, except as may be necessary to approximate the composition of its target index. These industry concentration policies are fundamental and can be changed only with shareholder approval. Based on these differences, we are seeking shareholder approval of the Reorganization. If the Reorganization is approved by shareholders, the U.S. Value Fund will merge into the Value Index Fund, which will retain its industry concentration policy. The Value Index Fund's industry concentration policy is intended to ensure that the Fund, as an index fund, will remain able to invest in accordance with its stated investment objective and strategies.

INVESTMENT PERFORMANCE OF THE FUNDS

Investment Performance of the U.S. Value Fund

The following bar chart and table are intended to help you understand the risks of investing in the U.S. Value Fund. The bar chart shows how the performance of the U.S. Value Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the U.S. Value Fund's Investor Shares compare with those of a relevant market index, which has investment characteristics similar to those of the U.S. Value Fund. Keep in mind that the U.S. Value Fund's past performance (before and after taxes) does not indicate how the U.S. Value Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard U.S. Value Fund Investor Shares1

1The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2020, was –20.49%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.74% (quarter ended March 31, 2013), and the lowest return for a quarter was –16.06% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years 10 Years
Vanguard U.S. Value Fund Investor Shares
Return Before Taxes	21.11%	7.02%	11.68%

Return After Taxes on Distributions	20.18	5.57	10.72
Return After Taxes on Distributions and Sale of Fund Shares	13.13	5.27	9.57
Russell 3000 Value Index
(reflects no deduction for fees, expenses, or taxes)	26.26%	8.20%	11.71%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Performance of the Value Index Fund

The following bar chart and table are intended to help you understand the risks of investing in the Value Index Fund. The bar chart shows how the performance of the Value Index Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Value Index Fund's target index and other comparative indexes, which have investment characteristics similar to those of the Value Index Fund. The Spliced Value Index reflects the performance of the MSCI US Prime Market Value Index through April 16, 2013, and the CRSP US Large Cap Value Index thereafter. Keep in mind that the Value Index Fund's past performance (before and after taxes) does not indicate how the Value Index Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Value Index Fund Admiral Shares1

1The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2020, was –15.43%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.48% (quarter ended December 31, 2011), and the lowest return for a quarter was –15.49% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years 10 Years
Vanguard Value Index Fund Admiral Shares
Return Before Taxes	25.82%	10.06%	12.48%
Return After Taxes on Distributions	25.03	9.39	11.88

Return After Taxes on Distributions and Sale of Fund Shares	15.77	7.85	10.31
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)

MSCI US Prime Market Value Index	26.01%	9.28%	11.94%
Spliced Value Index	25.85	10.09	12.54
CRSP US Large Cap Value Index	25.85	10.09	–

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Admiral Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Share Price

Share price, also known as net asset value ("NAV"), is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, a Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares.

However, on those days the value of a Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair- value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Purchases, Redemptions, and Exchanges of Fund Shares; Other Shareholder Information

Purchase, Redemption, and Exchange Information. The following chart highlights the purchase, redemption, and exchange features of the Funds.

Purchase, Redemption,	U.S. Value Fund	Value Index Fund
and Exchange Features	Investor Shares	Admiral Shares
Minimum initial purchase	$3,000	$3,000
amount
Additional investment	Generally $1	Generally $1
purchase amount
Purchases	Through Vanguard's website, mobile	Through Vanguard's website, mobile
	application, by telephone, or by mail	application, by telephone, or by mail
Redemptions	Through Vanguard's website, mobile	Through Vanguard's website, mobile
	application, by telephone, or by mail	application, by telephone, or by mail
Free exchange privileges	Yes, through Vanguard's website,	Yes, through Vanguard's website,
	mobile application, by telephone, or by	mobile application, by telephone, or by
	mail	mail
Purchasing Shares
Trade Date
12

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date.

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

If your purchase request is not accurate and complete, it may be rejected.

Other Purchase Rules You Should Know

Admiral Shares (the Value Index Fund). Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler's checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares (the Value Index Fund)

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date.

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

Conversions to Institutional Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares, provided that your account meets all eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by a Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.

Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date.

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

•Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

•Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by a Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect a Fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances,

Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See "Frequent-Trading Limitations" for additional restrictions on exchanges.

Payments to Financial Intermediaries

The Funds and their investment advisor do not pay financial intermediaries for sales of their shares.

Advisory Arrangements

The Vanguard Group, Inc. ("Vanguard"), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to both Funds. Vanguard's Quantitative Equity Group manages the U.S. Value Fund and Vanguard's Equity Index Group manages the Value Index Fund. As of December 31, 2019, Vanguard served as advisor for approximately $5 trillion in assets. Vanguard provides investment advisory services to the Funds pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Funds.

For the most recent fiscal year ended for both Funds, the advisory expenses represented an effective annual rate of each Fund's average net assets as follows: for the U.S. Value Fund, 0.08%; and for the Value Index Fund, 0.01%.

Under the terms of an SEC exemption, the Funds' Boards of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund's advisory arrangements will be communicated to shareholders in writing. As the Funds' sponsor and overall manager, Vanguard may provide investment advisory services to the Funds at any time. Vanguard may also recommend to the Boards of Trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.

For a discussion of why the Boards of Trustees approved each Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders.

Dividends, Capital Gains, and Taxes

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income," if any, distributed by a Fund.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

•Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

•A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

•Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

•Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This proxy statement/prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

•Provide your correct taxpayer identification number.

•Certify that the taxpayer identification number is correct.

•Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, the Board of Trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) limits an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent- trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

•Purchases of shares with reinvested dividend or capital gains distributions.

•Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service,

Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

•Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital Advisor™.

•Redemptions of shares to pay fund or account fees.

•Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).

•Transfers and reregistrations of shares within the same fund.

•Purchases of shares by asset transfer or direct rollover.

•Conversions of shares from one share class to another in the same fund.

•Checkwriting redemptions.

•Section 529 college savings plans.

•Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

•Purchases of shares with participant payroll or employer contributions or loan repayments.

•Purchases of shares with reinvested dividend or capital gains distributions.

•Distributions, loans, and in-service withdrawals from a plan.

•Redemptions of shares as part of a plan termination or at the direction of the plan.

•Transactions executed through the Vanguard Managed Account Program.

•Redemptions of shares to pay fund or account fees.

•Share or asset transfers or rollovers.

•Reregistrations of shares.

•Conversions of shares from one share class to another in the same fund.

•Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

*The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 30-day policy previously described, prohibiting a client's purchases of fund shares, and/or revoking the client's exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary's clients. Intermediaries also may monitor their clients' trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent- trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent- trading limitations. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Financial Highlights

Financial highlights information is intended to help you understand each Fund's performance for the past five years. Certain information reflects financial results for a single Fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a Fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's most recent annual report to shareholders. The information for the six-month period ending March 31, 2020 for the U.S. Value Fund and the six-month period ending June 30, 2020 for the Value Index Fund is unaudited. You may obtain a free copy of the Fund's latest annual or semiannual report, which is available upon request.

Value Index Fund Admiral Shares

(Acquiring Fund)

	Six Months
	Ended
For a Share Outstanding	June 30,		Year Ended December 31,
Throughout Each Period	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of
Period	$46.77	$38.17	$41.41	$36.23	$31.82	$32.94
Investment Operations
Net Investment Income	.6091	1.1851	1.0591	.9651	.890	.829
Net Realized and Unrealized Gain
(Loss)
on Investments	(7.882)	8.581	(3.261)	5.165	4.407	(1.121)

Total from Investment Operations	(7.273)	9.766	(2.202)	6.130	5.297	(.292)

Distributions
Dividends from Net Investment
Income	(.597)	(1.166)	(1.038)	(.950)	(.887)	(.828)

Distributions from Realized Capital
Gains		—	—	—	—	—

Total Distributions	(.597)	(1.166)	(1.038)	(0.950)	(0.887)	(0.828)

Net Asset Value, End of Period	$38.90	$46.77	$38.17	$41.41	$36.23	$31.82
Total Return2	–15.43%	25.82%	–5.43%	17.13%	16.86%	–0.86%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,927	$22,414	$16,522	$16,778	$13,424	$10,408

Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.06%	0.08%

Ratio of Net Investment Income to
Average Net Assets	2.98%	2.75%	2.55%	2.52%	2.76%	2.58%
Portfolio Turnover Rate3	4%	12%	8%	9%	7%	8%

The expense ratio and net investment income ratio for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

U.S. Value Fund Investor Shares
(Acquired Fund)
	Six Months
	Ended
For a Share Outstanding	March 31,		Year Ended September 30,

Throughout Each Period	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of
Period	$18.04	$20.03	$19.63	$17.25	$16.48	$16.95
Investment Operations
Net Investment Income	.1971	.4321	.3731	.4371	.440	.355
Net Realized and Unrealized Gain
(Loss)
on Investments	(4.688)	(1.176)	1.563	2.606	1.341	(.543)
Total from Investment Operations	(4.491)	(.744)	1.936	3.043	1.781	(.188)

Distributions
Dividends from Net Investment
Income	(.431)	(.389)	(.382)	(.386)	(.358)	(.282)

Distributions from Realized Capital
Gains	(.178)	(.857)	(1.154)	(.277)	(.653)	—
Total Distributions	(.609)	(1.246)	(1.536)	(.663)	(1.011)	(.282)

Net Asset Value, End of Period	$12.94	$18.04	$20.03	$19.63	$17.25	$16.48
Total Return2	–25.91%	–2.98%	10.22%	17.87%	11.09%	–1.18%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$978	$1,447	$1,692	$1,675	$1,374	$1,215
Ratio of Total Expenses to
Average Net Assets	0.22%	0.22%	0.22%	0.23%	0.23%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.31%	2.43%	1.92%	2.36%	2.63%	2.10%
Portfolio Turnover Rate	23%	61%	75%	95%	76%	66%

The expense ratio and net investment income ratio for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

Information About the Reorganization

At a meeting on July 23, 2020, the Boards of Trustees for the Funds discussed and approved the proposed Reorganization and the Agreement and Plan of Reorganization (the "Agreement and Plan"). Vanguard Index Funds (the "Index Funds Trust"), the legal entity of which the Value Index Fund is a series, and Vanguard Malvern Funds (the "Malvern Funds Trust"), the legal entity of which the U.S. Value Fund is a series, have entered into the Agreement and Plan, on behalf of the Value Index Fund and the U.S. Value Fund, respectively.

Agreement and Plan of Reorganization. The Agreement and Plan sets out the terms and conditions that would apply to the Reorganization.

Three Steps to Reorganize. If approved by shareholders, the Reorganization will be accomplished in a three-step process:

∙First, the U.S. Value Fund will transfer substantially all of its assets and liabilities to the Value Index Fund in exchange for Admiral Shares of the Value Index Fund.

∙Second, and simultaneously with step one, the Value Index Fund will open an account for each U.S. Value Fund shareholder, then the U.S. Value Fund will distribute to its shareholders an amount of Admiral Shares of the Value Index Fund equal in value to the U.S. Value Fund Investor Shares owned by such holder at the time of the Reorganization.

∙Third, the U.S. Value Fund will be dissolved and wound up promptly and terminated as a series of the Malvern Funds Trust.

Until the closing date of the Reorganization, shareholders of the U.S. Value Fund will be able to redeem their shares of the Fund. Redemption requests received after the Reorganization will be treated as requests for redemption of Admiral Shares of the Value Index Fund received by the shareholder in the Reorganization. It is also anticipated that shortly before the Reorganization is scheduled to occur, the U.S. Value Fund will be closed for any investment, which will assist in processing of the Reorganization. If you place a purchase order directly or through an investment program during this period before the Reorganization, then it will be rejected.

The obligations of the Funds under the Agreement and Plan are subject to various conditions. Among other things, the Agreement and Plan requires that all filings be made with, and all consents be received from federal, state, and local regulatory authorities as may be necessary to carry out the transactions contemplated by the Agreement and Plan. The Agreement and Plan may be terminated at any time by the actions of the trustees of either Fund, and may be amended, modified, or supplemented as may be mutually agreed upon by authorized officers for the Funds. For a complete description of the terms and conditions that will apply to the Reorganization, please see the form of Agreement and Plan attached as Appendix A to this proxy statement/prospectus.

Effective as Soon as Practicable. If approved by U.S. Value Fund shareholders, the Reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. It is currently anticipated that the Reorganization will be completed on or about the close of business on February 5, 2021.

U.S. Federal Income Tax Consequences. The following summarizes the important U.S. federal income tax consequences of the Reorganization to the Funds and their shareholders.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code. This means that none of the parties involved— the U.S. Value Fund, the Value Index Fund, or their respective shareholders—will recognize a gain or loss directly as a result of the Reorganization. Additional information about the federal income tax consequences of the Reorganization is indicated in the Agreement and Plan.

Payment of final distribution(s). Prior to the Reorganization, the U.S. Value Fund will distribute to its shareholders any remaining undistributed net income or net realized capital gains, including any capital gains resulting from portfolio turnover prior to the Reorganization. The distribution(s) will be taxable to U.S. Value Fund shareholders as ordinary income or capital gains, as applicable.

Pre-Reorganization sales of portfolio assets. Each Fund will continue its operations pursuant to its investment objective and policies through the Reorganization, but the U.S. Value Fund may restructure its portfolio in anticipation of the Reorganization. We expect that a portion of the U.S. Value Fund's portfolio assets will be sold in advance of the Reorganization. The actual tax impact of these sales will depend on the difference between the price at which the portfolio assets are sold and the Fund's cost basis in those assets. To the extent these sales generate net realized capital gains, those gains will be distributed to U.S. Value Fund shareholders as part of the final distribution or distributions prior to the Reorganization. If the Reorganization had occurred on August 31, 2020, approximately 53% of U.S. Value Fund's portfolio assets would have been sold in advance of the Reorganization, resulting in a net capital loss of $(5,016,521) (or $(0.07) per share) and approximately $550,000 (or $0.01 per share) in transaction costs to the Fund. The actual percentage of assets sold in advance of the Reorganization and any resulting capital gain or loss or transaction costs could materially or even significantly differ from these August 31, 2020, estimates depending on a number of factors, including market movements prior to the Reorganization.

Cost basis of Fund shares. Following the Reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the U.S. Value Fund and the Value Index Fund. Vanguard will provide certain cost basis information in connection with the Reorganization on its "Report of Organizational Actions Affecting Basis of Securities," which will be available on vanguard.com a short time after the Reorganization.

Other tax consequences of the Reorganization. The table below shows each Fund's net assets, capital loss carryforwards, net realized gains/losses and net unrealized gains/losses as of the Fund's most recent fiscal year end, as reflected in the Fund's financial statements. The Reorganization could trigger tax rules that would impose certain limits on the combined Fund's ability to use the U.S. Value Fund's net realized losses (if any) and net unrealized losses (if any) following the Reorganization.

Based on the data as of each Fund's most recent fiscal year end, the combined fund could have more net gains (on a proportionate basis) following the Reorganization (i.e., current net realized and unrealized gains less capital loss carryforwards) than U.S. Value Fund would have in the absence of the Reorganization, which could result in U.S. Value Fund shareholders receiving capital gains distributions sooner or in larger amounts following the Reorganization than they would in the absence of the Reorganization. The actual impact of the Reorganization on the Funds' losses and on future capital gain distributions will depend on each Fund's net assets, net realized gains/losses and net unrealized gains/losses as of the time of the Reorganization, as well as the timing and amount of gains and losses recognized by the Value Index Fund following the Reorganization, and thus cannot be determined precisely at this time.

Tax Position as of Each Fund's Most Recent Fiscal Year End:

			Capital Loss		Net Realized
		Year-End	Carry-	% of	Gains	% of	Net Unrealized	% of
	Fiscal Year	Net Assets	forwards	Net	(Losses)	Net	Gains (Losses)	Net
Fund Name	End	($000)	($000)	Assets	($000)	Assets	($000)	Assets

U.S. Value	9/30/2019	$1,447,378	$0	0%	$11,793	0.81%	$203,779*	14.08%
Fund
Value Index	12/31/2019	$91,132,785	$(1,465,507)	(1.61)%	$(1,465,507)	(1.61)%	$21,777,334	23.90%
Fund

*A portion of the U.S. Value Fund's assets are expected to be sold in advance of the Reorganization, resulting in the realization of a portion of any unrealized gain/losses in existence at that time. See "Pre-Reorganization sales of portfolio assets" above.

Shareholders of the U.S. Value Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Payments of post-Reorganization distributions. Following the Reorganization, Value Index Fund shareholders (including former shareholders of the U.S. Value Fund) will participate fully in the annual distributions and additional distributions, if any, made for their respective share class of the Value Index Fund.

Expenses of the Reorganization. The U.S. Value Fund and Value Index Fund will bear their own expenses incurred in the Reorganization, which are expected to total $179,837. The expenses for the U.S. Value Fund, which include the cost of the Special Meeting, proxy costs (including all costs of solicitation, printing, and mailing of this proxy statement/prospectus), and audit fees, are expected to be approximately $173,337. The expenses for the Value Index Fund, which consist mainly of audit fees, are expected to be approximately $6,500.

Why We Want to Reorganize Your Funds. The purpose of the Reorganization is to combine the U.S. Value Fund with and into the Value Index Fund. This proposal is beneficial as it would place U.S. Value Fund shareholders in a comparable fund with better historical long-term investment performance; deliver a large expense ratio reduction for U.S. Value Fund shareholders; and create a larger combined fund, which we anticipate, over time, would achieve greater economies of scale.

First, the Reorganization would place U.S. Value Fund shareholders in a comparable fund with better historical long- term investment performance. Although the U.S. Value Fund is actively managed while the Value Index Fund is an index fund, the Funds have comparable characteristics and deliver a similar diversified exposure to domestic value companies. From a performance standpoint, the Value Index Fund has outperformed the U.S. Value Fund over the one-, three-, five-, and ten-year time periods. See "Investment Performance of the Funds" above.

Next, as a result of the Reorganization, U.S. Value Fund shareholders would realize immediate expense ratio savings. For the fiscal year ended 2019, Value Index Fund Admiral Shares had an expense ratio of 0.05%—approximately 77% lower than that of U.S. Value Fund Investor Shares (0.22%). See "Fees and Expenses" above.

Finally, the Reorganization would provide certain benefits to shareholders of both Funds because, as one larger combined fund with consolidated inflows, duplicative expenses would be eliminated and fixed expenses would be spread over a larger asset base, which we anticipate, over time, would achieve greater economies of scale.

The Funds' Boards of Trustees believe that it is in shareholders' best interests to reorganize the U.S. Value Fund with and into the Value Index Fund, which will issue Admiral Shares of the Value Index Fund to shareholders of the U.S. Value Fund.6 In making this determination, the Funds' Boards of Trustees considered a number of factors, including: the comparability of the investment objectives, restrictions, and policies of the U.S. Value Fund and the Value Index Fund; the expense ratios and shareholder fees of the U.S. Value Fund compared with those of the Value Index Fund; the performance of the U.S. Value Fund as compared with that of the Value Index Fund; the composition of the investment portfolios of the Funds, and the need for, and allocation of costs of, repositioning portfolio securities in connection with the Reorganization; the differences in the class structure of the Funds; other expected benefits to Fund shareholders, such as future prospects for asset growth and potential economies of scale; the tax consequences of the Reorganization; the costs of the Reorganization and who will bear those costs; and alternatives to the Reorganization. The Boards of Trustees also considered that although the U.S. Value Fund is actively managed and the Value Index Fund is an index fund, the Funds have comparable characteristics and have similar exposure to value stocks of large U.S. companies. After the Reorganization, you would be a shareholder of the Value Index Fund, and the U.S. Value Fund, which will have no remaining assets, will be dissolved.

RECOMMENDED VOTE

6Following the reorganization, shareholders owning Admiral Shares of the combined fund that meet the applicable eligibility requirements for another share class of the combined fund may request a self-directed conversion to such other share class at any time.

The Board of Trustees of the U.S. Value Fund recommends that you vote FOR the proposed Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization. The Malvern Funds Trust and Index Funds Trust (the "Trusts") are each organized as a Delaware statutory trust. The Funds are series of the Trusts, which are each an open-end management investment company registered under the 1940 Act.

Trustees. The business and affairs of each Fund are managed under the direction of a Board of Trustees. The respective Boards of Trustees of the Funds have the same members.

Voting Rights. Shareholders of the Funds are entitled to one vote for each dollar of net asset value and a fractional vote for each fractional dollar of net assets owned unless otherwise required by applicable law. Separate votes are required by each series or class of shares on matters affecting an individual series or class. Shares have noncumulative voting rights and no preemptive or subscription rights. The Funds are not required to hold shareholder meetings annually, although shareholder meetings may be called from time to time for purposes such as electing or removing trustees, changing fundamental policies, or approving a significant transaction.

Independent Auditor. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Funds.

Service Agreements. Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each Fund is a series of a Delaware statutory trust. The Funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts' jointly owned subsidiary, Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard's oversight. Vanguard also provides investment advisory services to certain Vanguard Funds. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

Each Fund (other than a fund of funds) pays its share of Vanguard's total expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

The following is a description of the material terms of the current arrangements for the Funds with Vanguard.

Fees

Under the Funds' Service Agreement, each Fund obtains from Vanguard corporate management, administrative, transfer agency, investment advisory, and distribution services. All of these services are provided at Vanguard's total cost of operations. Each Fund pays its share of Vanguard's total expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Capitalization of Vanguard

The Funds' Service Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each Fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital.

Comparing Service Fees and Capital Contributions. As of December 31, 2019, the Value Index Fund had contributed $4,004,000 in capital to Vanguard, representing less than 0.01% of the Fund's average net assets and 1.60% of Vanguard's capitalization. The Value Index Fund's capital investment in Vanguard would have been $4,070,000 representing less than 0.01% of the combined fund's net assets and 1.63% of Vanguard's capital overall, if the Funds had been combined as of December 31, 2019.

Capitalization. The following table shows, on an unaudited basis, the capitalization of each of the Funds as of August 31, 2020, and the capitalization of the Value Index Fund on a pro forma basis as of that date, after giving effect to the proposed acquisition of assets at net asset value. The following are examples of the number of Investor Shares of the U.S. Value Fund that would be exchanged for the Admiral Shares of the Value Index Fund if the Reorganization had been consummated on August 31, 2020. The examples do not reflect the number of such shares or the value of such shares that would actually be received when the Reorganization occurs.

Capitalization Table

(unaudited)

	U.S. Value Fund	Value Index Fund	Pro Forma	Pro Forma Combined
				Value Index Fund
	Investor Shares	Admiral Shares	Adjustments1
				Admiral Shares

Total Net	$1,092,110,238	$20,199,367,778	$(179,837)	$21,291,298,179
Assets

Total Number
of Shares	67,775,281	480,811,983	(41,779,433)	506,807,831
Outstanding
NAV Per	$16.11	$42.01	N/A	$16.50
Share

1 Pro forma adjustments represent Reorganization expenses incurred by the U.S. Value Fund.

GENERAL INFORMATION

This section provides information on a number of topics relating to proxy voting and the shareholder meeting.

Vote Needed to Approve the Reorganization. The Reorganization will not be consummated unless approved by the lesser of (1) shares representing 67% or more of the U.S. Value Fund's net assets voted, so long as shares representing more than 50% of the U.S. Value Fund's net assets are present or represented by proxy, or (2) shares representing more than 50% of the U.S. Value Fund's net assets.

Proxy Solicitation Methods. The U.S. Value Fund is furnishing you this proxy statement/prospectus in connection with the solicitation of proxies. The U.S. Value Fund will solicit shareholder proxies in a variety of ways. All shareholders that are entitled to vote will receive these proxy materials by mail or electronically (assuming that applicable requirements are met). In addition, employees and officers of Vanguard or its affiliates may solicit shareholder proxies in person, by telephone, by mail, or through the internet. Computershare Fund Services ("Computershare") has been engaged to assist in the solicitation of proxies for the Special Meeting.

Proxy Solicitation Costs. The U.S. Value Fund will pay all costs of soliciting proxies, including costs relating to the printing, mailing, and tabulation of proxies. Computershare's solicitation costs are currently estimated to be approximately $166,837. By voting immediately, you can help your Fund avoid the considerable expense of a second solicitation.

Quorum. In order for the Special Meeting to go forward, the U.S. Value Fund must achieve a quorum. This means that at least thirty-three and one-third percent (33 1/3%) of the U.S. Value Fund's shares must be represented at the meeting—either in virtual attendance or by proxy. All returned proxies count towards a quorum regardless of how they are voted ("For," "Against," or "Abstain"). The U.S. Value Fund will count broker non-votes and abstentions toward establishing a quorum, but against the approval of the proposal. (A broker non-vote is a proxy received from a broker who holds fund shares on behalf of an investor, but who does not have discretionary power to vote the shares on the investor's behalf, indicating that the broker has not received instructions from the investor on the proposal). Signed, dated proxy cards returned to Vanguard without a choice indicated as to the proposal shall be voted for the proposal. Approval of the proposal is discussed above in "Vote Needed to Approve the Reorganization."

Revoking a Proxy. Your latest vote is the one that counts. Therefore, you can revoke a prior proxy simply by voting again—through the internet, with your proxy card, or by toll-free telephone call. You can also revoke a prior proxy by writing to the U.S. Value Fund's secretary at the following address: Anne E. Robinson, V26, The Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, PA 19355, or by voting at the Special Meeting. You may revoke your proxy at any time up until voting results are announced at the Special Meeting.

Adjournment. If quorum is not present or represented at the Special Meeting, either the chairman of the meeting (without a shareholder vote) or the holders of a majority of the votes present by virtual attendance or by proxy, and if quorum is present but sufficient votes to approve a proposal are not received, the holders of a majority of the votes present by virtual attendance or by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, to permit further solicitation of proxies. At such adjourned meeting, if quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the U.S. Value Fund's next shareholder meeting must be received by the U.S. Value Fund within a reasonable period of time prior to that meeting. Other than the meeting described in this proxy statement, the U.S. Value Fund has no current plans to hold another annual or special meeting in 2021. If the Reorganization is consummated, there will be no further meetings of shareholders of the U.S. Value Fund. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Voting Rights. U.S. Value Fund shareholders are entitled to cast one vote for each dollar of Fund net assets owned on the record date and a fractional vote for each fractional dollar of net assets owned on that date.

Shares Outstanding. As of the record date (i.e. October 15, 2020), there were [___] shares of beneficial interest of the U.S. Value Fund issued and outstanding.

Nominee Accounts. Upon request, the U.S. Value Fund will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Fund's shares. Please submit invoices for our review to: Vanguard Office of the General Counsel, V26, P.O. Box 2600, Valley Forge, PA 19482-2600.

Annual/Semiannual Reports. The most recent annual and semiannual reports to shareholders for the U.S. Value Fund and the Value Index Fund are available at no cost. To request a report, please call Vanguard toll-free at 800-662-7447, or write to us at P.O. Box 2600, Valley Forge, PA 19482-2600. The reports are also available at our website, vanguard.com. Participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard may call us toll-free at 800-523-1188.

Proxy Materials. This proxy statement/prospectus and related proxy materials are available at no cost. To request a copy of this proxy statement/prospectus and related proxy materials, please call Computershare toll-free at 866-963-

5746. The proxy statement/prospectus and related proxy materials are also available at the following website: https://www.proxy-direct.com/vanguard/materials .

Principal Shareholders. As of August 31, 2020, the U.S. Value Fund had approximately $1,092,110,238 in net assets and 67,775,281 outstanding shares. As of the same date, the officers and trustees of the Malvern Funds Trust, as a group, owned less than 1% of the outstanding shares of the U.S. Value Fund. As of the same date, there were no persons known to be the record or beneficial owner of more than 5% of the outstanding Investor Shares of the U.S. Value Fund.

As of August 31, 2020, the Value Index Fund had approximately $84,076,248,883 in net assets and 1,250,043,323 outstanding shares. As of the same date, the officers and trustees of the Index Funds Trust, as a group, owned less than 1% of the outstanding shares of each class of the Value Index Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Admiral Shares of the Value Index Fund:

Percentage of Outstanding Shares
Record Owner and Address	Owned

Charles Schwab and Company Inc.
211 Main Street
San Francisco, CA 94105	8.49%
National Financial Services Corporation
499 Washington Boulevard
Jersey City, NJ 07310	5.92%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the preceding tables is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. The Funds believe that most of the shares referred to in the previous tables were held by the above persons in accounts for their fiduciary, agency, or custodial customers.

Other Matters. At this point, we know of no other business to be brought before the Special Meeting. However, if additional matters do arise, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named on the enclosed proxy. If you object to our voting other matters on your behalf, please tell us in writing before the meeting.

Obtaining Information From the SEC. The Index Funds Trust and Malvern Funds Trust are subject to the informational requirements of the Securities Act of 1933 Act, Securities Exchange Act of 1934, and 1940 Act and must file certain reports and other information with the SEC.

The proxy materials, reports, and other information filed by the Value Index Fund and the U.S. Value Fund can be inspected and copied at the public reference facilities maintained by the SEC located at 100 F Street, N.E., Washington, DC 20549. Copies of such materials can be obtained from the Public Reference Section, Officer of Consumer Affairs and Information Service, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ARE ENCOURAGED TO VOTE BY TELEPHONE OR THROUGH THE INTERNET. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO UTILIZE THESE METHODS OF VOTING.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____, 2021, by and between Vanguard Index Funds (the "Acquiring Trust"), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of Vanguard Value Index Fund (the "Acquiring Fund") and Vanguard Malvern Funds (the "Acquired Fund Trust," and together with the Acquiring Trust, the "Trusts"), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of Vanguard U.S. Value Fund (the "Acquired Fund").

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act") and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Trust is an open-end management investment company registered under the 1940 Act;

WHEREAS, each of the Acquired Fund and Acquiring Fund qualifies as a "regulated investment company" under Subchapter M of the Code;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of substantially all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

WHEREAS, the Board of Trustees of the Acquired Fund Trust has (i) determined that the exchange of substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction, and (ii) determined that the Reorganization is advisable;

WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR

THE ACQUIRING FUND SHARES, THE ASSUMPTION OF THE ACQUIRED FUND'S LIABILITIES, AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer substantially all of its assets as set forth in paragraph 1.2 to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares (rounded to the third decimal place), determined in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the

"Closing").

1.2.The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including without limitation, all cash, securities, commodities and futures interests, other financial instruments, accrued amortization and accretion, receivables (including interest and dividend receivables), claims and rights of action, and rights to register shares under applicable securities laws, which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 5.3.

1.3.The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges, and reserves (expected to include expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Acquired

Fund's shares) of the Acquired Fund.

1.4.Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the

Closing Date (the "Acquired Fund's Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will dissolve, wind up, and terminate in accordance with the Acquired Fund Trust's Declaration of Trust and applicable law. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then-credited to the accounts of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund's Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund's Shareholders shall be equal to the aggregate net asset value of all the Acquired Fund Shares owned by such shareholders as of immediately after the close of business on the Closing Date (and after the declaration and payment of any dividends). The outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange. The Acquired Fund will then dissolve, wind up, and terminate in accordance with the Acquired Fund Trust's Declaration of Trust and applicable law.

1.5.Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the

Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and Statement of Additional Information.

1.6.Any reporting responsibility of the Acquired Fund including (but not limited to) the responsibility for any periods ending on or before the Closing Date for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7.The Acquiring Trust on behalf of the Acquiring Fund shall take all actions expressed herein as being the obligations of the Acquiring Fund. The Acquired Fund Trust on behalf of the Acquired Fund shall take all actions expressed herein as being the obligations of the Acquired Fund.

2.VALUATION

2.1.The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (and after the declaration and payment of any dividends) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's Declaration of Trust and then-current prospectus or Statement of Additional Information.

2.2.The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Trust's Declaration of Trust and then-current prospectus or Statement of Additional Information.

2.3.The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

2.4.All computations of value shall be made by The Vanguard Group, Inc. ("VGI").

3.CLOSING AND CLOSING DATE

3.1.Subject to the terms and conditions set forth herein, the Closing Date shall be [____], or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4 p.m. Eastern time. The Closing shall be held at the offices of the Acquiring Trust, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, or at such other place and time as the parties shall mutually agree.

3.2.In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the officers of the Trust, accurate appraisal of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3.The Acquired Fund shall direct the Custodian for the Acquired Fund (the "Acquired Fund Custodian") to deliver, at the Closing, a certificate of an authorized officer stating that (a) the assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of the assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund Trust on behalf of the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Acquired Fund Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act), as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Acquired Fund shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund.

3.4.The Acquired Fund shall deliver to the Acquiring Fund at the Closing a list of the names and addresses of each shareholder of the Acquired Fund and the number of outstanding shares of the Acquired Fund owned by each shareholder, all as of the Closing Date, certified by the Acquired Fund Trust's Secretary or Assistant Secretary. The Acquiring Fund shall cause VGI to deliver at the Closing a certificate as to the opening of accounts in the Acquired

Fund's shareholders' names on the Acquiring Fund's share transfer books. The Acquiring Fund shall issue and deliver a confirmation to the Acquired Fund evidencing the Acquiring Fund Shares to be credited to the Acquired Fund on the Closing Date or provide evidence satisfactory to the Acquired Fund that such shares have been credited to the Acquired

Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

3.5.If the Acquired Fund is unable to make delivery pursuant to paragraph 3.3 hereof to the Custodian of the

Acquiring Fund (the "Acquiring Fund Custodian") of any of the assets of the Acquired Fund for the reason that any of such assets have not yet been delivered to it by the Acquired Fund's broker, dealer or other counterparty, then, in lieu of such delivery, then the Acquired Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers' confirmation slips.

3.6.The Acquired Fund and the Acquiring Fund shall each deliver to the other at the Closing a certificate executed in its name by an authorized officer and in form and substance satisfactory to the recipient and dated the Closing Date to the effect that the representations and warranties it made in this Agreement are true and correct as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement.

4.REPRESENTATIONS AND WARRANTIES

4.1.The Acquired Fund represents and warrants to the Acquiring Fund that for each taxable year of operation since inception (including the taxable year including the Closing Date) the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has computed its federal income tax in a manner consistent with that election. The Acquired Fund represents and warrants to the Acquiring Fund that on or before the Closing Date, the Acquired Fund will have distributed to its shareholders an amount intended to equal all of its current and accumulated investment company taxable income and net realized capital gains, including any such income or gain accruing through the Closing Date.

4.2.The Acquired Fund represents and warrants to the Acquiring Fund that the current prospectus, Statement of Additional Information, and shareholder report of the Acquired Fund and each prospectus, Statement of Additional Information, and shareholder report of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.3.The Acquired Fund represents and warrants to the Acquiring Fund that the financial statements of the

Acquired Fund as of [] have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

4.4. The Acquired Fund represents and warrants to the Acquiring Fund that since [ ], there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph 4.4, a decline in net asset value per share of the Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund's liabilities, or the redemption of the Acquired Fund's shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

4.5. Since [ ], there has not been (i) any pending or to the knowledge of the Acquired Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquired Fund; (ii) any option to purchase or other right to acquire shares of the Acquired Fund issued or granted by or on behalf of the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquired Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquired Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquired Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquired Fund; (v) any amendment of the Acquired Fund's organizational documents in a manner materially affecting the Acquired Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

4.6.The Acquired Fund represents and warrants to the Acquiring Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.7.The Acquired Fund represents and warrants to the Acquiring Fund that the Acquired Fund is a series of a statutory trust that has been duly formed and is in good standing under the laws of the State of Delaware. The Acquired Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state, and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

4.8.The Acquired Fund represents and warrants to the Acquiring Fund that: (i) the Agreement has been duly authorized, executed, and delivered by the Acquired Fund and constitutes a valid and legally binding obligation of the Acquired Fund; and (ii) the Agreement is enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles.

4.9.The Acquired Fund represents and warrants to the Acquiring Fund that the Registration Statement on Form N-14 of the Acquiring Fund and the Prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the "Registration Statement"), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Acquired Fund for use in the Registration Statement or any other materials provided by the Acquired Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

4.10.The Acquired Fund represents and warrants to the Acquiring Fund that it has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or included in the liabilities as provided in paragraph 1.3 hereof.

4.11.The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share of the Acquired Fund. All issued and outstanding shares of beneficial interest of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized, legally issued, fully paid and non-assessable, and are not subject to preemptive or dissenter's rights.

4.12.The Acquiring Fund represents and warrants to the Acquired Fund that for each taxable year of the Acquiring

Fund's operation since inception (including the taxable year including the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has computed its federal income taxes in a manner consistent with that election, and intends to so qualify and elect each taxable year following the Reorganization.

4.13.The Acquiring Fund represents and warrants to the Acquired Fund that the current prospectus, Statement of Additional Information and shareholder report of the Acquiring Fund and each prospectus, Statement of Additional Information and shareholder report of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940

Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.14.The Acquiring Fund represents and warrants to the Acquired Fund that the financial statements of the Acquiring Fund as of [_______________], have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with GAAP consistently applied, and such statements (copies of which are available to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

4.15. The Acquiring Fund represents and warrants to the Acquired Fund that since [], there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this paragraph 4.15, a decline in net asset value per share of the Acquiring Fund's shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund's liabilities, or the redemption of the Acquiring Fund's shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change.

4.16. Since [ ], there has not been (i) any pending or to the knowledge of the Acquiring Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund's organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

4.17.The Acquiring Fund represents and warrants to the Acquired Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.18.The Acquiring Fund represents and warrants to the Acquired Fund that the Acquiring Fund is a business trust that has been duly formed and is validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state, and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

4.19.The Acquiring Fund represents and warrants to the Acquired Fund that the Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and constitutes a valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring Fund; and the Agreement is enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general equity principles.

4.20.The Acquiring Fund represents and warrants to the Acquired Fund that the Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund's Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and legally issued and will be fully paid and nonassessable (except as disclosed in the

Acquiring Fund's prospectus).

4.21.The Acquiring Fund represents and warrants to the Acquired Fund that the Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.21 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund. Any written information furnished by the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

5.COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.The Acquiring Fund and the Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

5.2.The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3.The Acquired Fund will distribute to the shareholders of the Acquired Fund on or before the Closing Date an amount intended to equal all of its current or accumulated investment company taxable income and realized net capital gain, including any such income or gain accruing through the Closing Date.

5.4.As soon as is reasonably practicable after the Closing, the Acquired Fund will make a distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.5.Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Acquired Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.6.The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund. The Registration Statement shall include a prospectus relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, then the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

6.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

6.1.The Board of Trustees of the Acquired Fund Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquired Fund, and (b) the interests of existing shareholders of the Acquired Fund will not be diluted as a result of its effecting the transaction.

6.2.The Board of Trustees of the Acquiring Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquiring Fund, and (b) the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of its effecting the transaction.

6.3.On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquiring Fund or the Acquired Fund from completing the transactions contemplated herein.

6.4.The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transaction contemplated by this Agreement under Section 25(c) of the 1940 Act.

6.5.All consents of other parties and all other consents, orders and permits of Federal, state, and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

6.6.The Acquiring Fund's Registration Statement relating to the shares to be issued in connection with the transactions contemplated by this Agreement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act.

6.7The parties shall have received the opinion of counsel addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that, based upon certain facts, assumptions, and representations:

6.7.1.The acquisition by Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by Acquiring

Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund's Shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

6.7.2.Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

6.7.3.Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

6.7.4.Acquiring Fund will recognize no gain or loss upon receiving the assets of Acquired Fund and assuming the liabilities of Acquired Fund in exchange solely for Acquiring Fund Shares.

6.7.5.The adjusted basis to Acquiring Fund of the assets of Acquired Fund received by Acquiring Fund in the reorganization will be the same as the adjusted basis of those assets in the hands of Acquired Fund immediately before the exchange, except for certain adjustments that may be required to be made as a result of the close of Acquired Fund's taxable year due to the reorganization or as a result of gain recognized on the transfer of certain assets of Acquired Fund.

6.7.6.Acquiring Fund's holding periods with respect to the assets of Acquired Fund that Acquiring

Fund acquires in the transaction will include the respective periods for which those assets were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset and except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Acquired Fund's taxable year or on which gain was recognized upon the transfer to the Acquired Fund).

6.7.7.The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

6.7.8.The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund Shares surrendered by the Acquired Fund's Shareholder in exchange therefor.

6.7.9.An Acquired Fund Shareholder's holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of the Reorganization.

6.7.10.Pursuant to Section 381 of the Code and Section 1.381(a)-1 of the United States Treasury regulations, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and

384of the Code and the United States Treasury regulations promulgated thereunder.

6.8.All representations and warranties of the Acquiring Fund and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.9.The Acquiring Fund and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund and the Acquired Fund on or before the Closing Date.

7.BROKERAGE FEES AND EXPENSES

7.1.The Acquiring Fund and the Acquired Fund each represent and warrant to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

7.2.Each party to this Agreement shall bear its own expenses in connection with carrying out the terms of this Agreement.

8.TERMINATION

This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, this Agreement may be terminated as follows at or prior to the Closing Date:

(a)the Acquired Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquired Fund Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquired Fund or the shareholders of the Acquired Fund.

(b)the Acquiring Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquiring Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquiring Fund or the shareholders of the Acquiring Fund.

9. AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund.

10.ENTIRE AGREEMENT; TERMINATION OF WARRANTIES

10.1.The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11.HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

11.1.The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.2.This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.3.This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.4.All persons dealing with the Acquiring Trust on behalf of the Acquiring Fund must look solely to the property of the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Fund. No series of the Acquiring Trust shall be liable for any claims against any other series of the Trust. The Acquired Fund Trust on behalf of the Acquired Fund specifically acknowledges and agrees that any liability of the Acquired Fund Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other series of the Acquiring Trust shall be liable with respect thereto.

11.5.All persons dealing with the Acquired Fund Trust on behalf of the Acquired Fund must look solely to the property of the Acquired Fund for the enforcement of any claims as none of the trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquired Fund. No series of the Acquired Fund Trust shall be liable for any claims against any other series of the Trust. The Acquiring Trust on behalf of the Acquiring Fund specifically acknowledges and agrees that any liability of the Acquiring Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund and that no other series of the Acquired Fund Trust shall be liable with respect thereto.

11.6.This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer and attested by its Secretary or Assistant Secretary.

ATTEST	VANGUARD INDEX FUNDS, ON BEHALF OF
VANGUARD VALUE INDEX FUND
____________________________	___________________________________
Name: Anne E. Robinson	Name: Mortimer J. Buckley
Title: Secretary	Title: President and Chief Executive Officer
ATTEST	VANGUARD MALVERN FUNDS, ON BEHALF
OF VANGUARD U.S. VALUE FUND
____________________________	___________________________________
Name: Anne E. Robinson	Name: Mortimer J. Buckley
Title: Secretary	Title: President and Chief Executive Officer

APPENDIX B

[VALUE INDEX FUND PROSPECTUS TO COME]

PART B

STATEMENT OF ADDITIONAL INFORMATION

Vanguard U.S. Value Fund

A Series of Vanguard Malvern Funds

P.O. Box 2600

Valley Forge, Pennsylvania 19482

800-662-7447

Vanguard Value Index Fund

A Series of Vanguard Index Funds

P.O. Box 2600

Valley Forge, Pennsylvania 19482

800-662-7447

The date of this Statement of Additional Information is [October 19], 2020.

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Proxy Statement/Prospectus dated [October 19], 2020, for use in connection with the Reorganization of Vanguard U.S. Value Fund (the "U.S. Value Fund") with and into Vanguard Value Index Fund (the "Value Index Fund," collectively with the U.S. Value Fund, the "Funds"). A copy of the Proxy Statement/Prospectus may be obtained without charge by calling Vanguard at 800-662-7447 or by writing Vanguard at P.O. Box 2600, Valley Forge, PA 19482-2600.

The Value Index Fund will be the surviving fund for accounting purposes. The pro forma financial statements have not been prepared since the net asset value of the U.S. Value Fund does not exceed ten percent of the Value Index Fund's net asset value as of August 31, 2020.

This SAI relates specifically to the proposed Reorganization of the U.S. Value Fund with and into the Value Index Fund. The SAI consists of this cover page and the following described documents, each of which are attached hereto and hereby incorporated by reference.

(1) The U.S. Value Fund prospectus dated January 31, 2020 (Accession Number 0001683863-20-000190), assupplementedonJuly29,2020

(Accession	Number	0001683863-20-012215);

(2)The Statement of Additional Information for the U.S. Value Fund dated January 31, 2020 (Accession Number 0001683863-20-000190), as supplemented on March 23, 2020 (Accession Number 0001683863-20-000717), as supplemented on April 17, 2020 (Accession Number 0001683863-20-003931), as supplemented on July 27, 2020  (Accession Number 0001683863-20-012147), and as supplemented on July 29, 2020 (Accession Number 0001683863-20-012215);

(3)The Statement of Additional Information for the Value Index Fund dated April 28, 2020 (Accession Number 0001683863-20-005982), as supplemented;

(4)Audited financial statements for the U.S. Value Fund for the fiscal year ended September 30, 2019 (Accession Number 0001104659-19-068931);

(5)Financial statements for the U.S. Value Fund for the period ended March 31, 2020 (Accession Number 0001104659-20-067134);

(6)Audited financial statements for the Value Index Fund for the fiscal year ended December 31, 2019 (Accession Number 0001104659-20-027799); and

(7)Financial statements for the Value Index Fund for the period ended June 30, 2020 (Accession Number 0001104659-20-100524).

PART C

VANGUARD INDEX FUNDS

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 FORM N-14

OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted for directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

ITEM 16. EXHIBITS.

(1)Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 145 dated March 29, 2016, to the Registrant's Registration Statement on Form N1-A (File No. 002- 56846), are hereby incorporated by reference.

(2)By-Laws, Amended and Restated By-Laws, filed with Post-Effective Amendment No. 166 dated April 25, 2018, to the Registrant's Registration Statement on Form N1-A (File No. 002-56846), are hereby incorporated by reference.

(3)Voting Trust Agreement, not applicable.

(4)Form of Agreement and Plan of Reorganization by and between Vanguard Malvern Funds, on behalf of the U.S. Value Fund, and Vanguard Index Funds, on behalf of the Value Index Fund, filed herewith as Appendix A.

(5)Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant's Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (1) above.

(6)Investment Advisory Contracts, The Vanguard Group, Inc., provides investment advisory services to the Value Index Fund pursuant to the Fifth Amended and Restated Funds' Service Agreement, refer to Exhibit (13) below.

(7)Underwriting Contracts, not applicable.

(8)Bonus or Profit Sharing Contracts, reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information, is hereby incorporated by reference.

(9)Custodian Agreements, for The Bank of New York Mellon, filed with Post-Effective Amendment No. 168 dated April 26, 2019, to the Registrant's Registration Statement on Form N1-A (File No. 002-56846), is hereby incorporated by reference.

(10)(a) Rule 12b-1 Plan, not applicable.

(b)Rule 18f-3 Plan, filed with Post-Effective Amendment No. 170 dated April 28, 2020, to the Registrant's Registration Statement on Form N1-A (File No. 002-56846), is hereby incorporated by reference.

(11)Legality of Securities Opinion, is filed herewith.

(12)Form of Tax Opinion Supporting the Tax Matters and Consequences to Shareholders of Vanguard U.S. Value Fund, is filed herewith.

(13)Other Material Contracts, Form of Authorized Participant Agreement, filed with Post-Effective Amendment No. 120, dated September 7, 2010, to the Registrant's Registration Statement on Form N1-A (File No. 002-56846), is hereby incorporated by reference; Fifth Amended and Restated Funds' Service Agreement, filed with Post-Effective Amendment No. 170 dated April 28, 2020, to the Registrant's Registration Statement on Form N1-A (File No. 002- 56846), is hereby incorporated by reference.

(14)Other Opinion or Consent, Consent of Independent Registered Public Accounting Firm, is filed herewith.

(15)Omitted Financial Statements, not applicable.

(16)Powers of Attorney, for all trustees and officers, are filed herewith.

(17)Other Exhibits, Form of Proxy Card, is filed herewith.

ITEM 17. UNDERTAKINGS

(1)The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)The undersigned Registrant undertakes to file, by post-effective amendment, the final opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 17th day of September, 2020.

VANGUARD INDEX FUNDS

By: /s/ Mortimer J. Buckley*

Mortimer J. Buckley

Chairman, President, and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
Chairman, President, and
/s/ Mortimer J. Buckley*	Chief Executive Officer	September 17, 2020

Mortimer J. Buckley
/s/ Emerson U. Fullwood*	Trustee	September 17, 2020
Emerson U. Fullwood
/s/ Amy Gutmann*	Trustee	September 17, 2020
Amy Gutmann
/s/ F. Joseph Loughrey*	Trustee	September 17, 2020
F. Joseph Loughrey
/s/ Mark Loughridge*	Trustee	September 17, 2020
Mark Loughridge
/s/ Scott C. Malpass*	Trustee	September 17, 2020
Scott C. Malpass
/s/ Deanna Mulligan*	Trustee	September 17, 2020
Deanna Mulligan
/s/ André F. Perold*	Trustee	September 17, 2020
André F. Perold
/s/ Sarah Bloom Raskin*	Trustee	September 17, 2020
Sarah Bloom Raskin

/s/ Peter F. Volanakis*		Trustee	September 17, 2020
Peter F. Volanakis
Chief Financial Officer
and Principal
	/s/ John Bendl*	Accounting Officer	September 17, 2020

John Bendl
*By	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed herewith.

EXHIBIT INDEX
Exhibit No.	Description

11	Legality of Securities Opinion
12	Form of Tax Opinion for Vanguard U.S. Value Fund
14	Consent of Independent Registered Public Accounting Firm
16	Power of Attorney
17	Form of Proxy Card